Exhibit 10.8

Power of Attorney

The Power of Attorney is signed by [SPONSOR NAME] (unified credit code: [NUMBER]) and issued to Yunnan Century Long-Spring Technology Co., Ltd. (hereinafter referred to as the “Attorney”) on [DATE]. The Company hereby grant the Attorney a full and special agency right, specifically entrusting and authorizing the Attorney as the agent of the Company, in its name, to exercise or sub-delegate the exercise of all the Company’s power, rights and authorities entitled as a sponsor of [SCHOOL] (hereinafte

r referred to as the “School”), including but not limited to:

(a)	Appointing and/or electing directors or council members of the School;

(b)	Appointing and/or electing supervisors of the School;

(c)	Understanding the School’ operating and financial position;

(d)	Reviewing the board meeting resolutions, records and financial accounting statements and reports of the School in accordance with laws;

(e)	Obtaining returns as a sponsor of the School in accordance with laws (if any);

(f)	Obtaining the remaining property after the School is liquidated in accordance with laws;

(g)	Transferring the School sponsor’ interests in accordance with laws;

(h)	Making a choice between the for-profit and non-profit of the School in accordance with the PRC laws, regulations or regulatory documents;

(i)	Exercising the voting rights on behalf of a sponsor of the School in the event of bankruptcy, liquidation, dissolution or termination of the School;

(j)

Completing the registration, approval, license, filing of the School and other legal formalities with the competent education department, civil affairs department or other competent government authorities, and submitting to the competent government authorities any documents that shall be submitted by the School’s sponsors; and

(k)	Any other rights that the sponsors may have in accordance with the applicable the PRC laws, regulations and the School constitution (and their amendments from time to time).

The Attorney has the right to designate and sub-delegate the aforesaid power, rights and authorities granted to the Attorney to, the directors of the Attorney or their designated individuals.

The successor or liquidator who has the right to inherit or succeed to the civil rights of the Attorney for any reason such as the division, merger, liquidation of the Attorney, has the right to exercise all the aforesaid power, rights and authorities instead of the Attorney.

The Company irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of an increase, a decrease, merger of the equity interests held by the Company in the School or other similar events, except the Company ceases to hold any equity interest in sponsors of the School with consent and/or confirmation of WFOE in writing.

The Company irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of division, merger, bankruptcy, reconsolidation, dissolution or liquidation or other similar events. The Power of Attorney is an integral part of the sponsor’s interests of the Company in the School. Any statutory and/or contractual successor’s, assign’s, agent’s or other similar person’s acquiring and/or exercising the interests/rights of the school sponsor shall be deemed to agree and assume the rights and obligations under the Power of Attorney.

The Power of Attorney is an integral part of the School Sponsors’ and Directors’ Rights Entrustment Agreement. The issues uncovered herein shall be subject to the provisions stipulated in the School Sponsors’ and Directors’ Rights Entrustment Agreement, including but not limited to governing laws, settlement of disputes, period of validity, definitions and interpretations.

The authorizations are hereby granted.

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Appointor (Seal): [Name]

Legal representative (Signature): /s/ [Name]

Schedule of Material Differences

One or more school sponsors signed a power of attorney using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Sponsor	Unified Credit Code	Percentage of Sponsor Interest	School	Signing Date
1	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Resort District Hengshui Experimental Secondary School	December 13, 2018
2	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Chenggong Experimental Secondary School	December 13, 2018
3	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Yiliang Experimental Secondary School	December 13, 2018
4	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Qujing Hengshui Experimental Secondary School	December 13, 2018
5	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Yuxi Hengshui Experimental High School	December 13, 2018
6	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Experimental Secondary School—Xishan School	December 13, 2018
7	Ordos Hengyue Education Technology Co., Ltd.	91150602MA0NENBT4P	100%	Ordos Hengshui Experimental High School	December 13, 2018
8	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Long-Spring Foreign Language Secondary School	December 13, 2018
9	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Zhongchuang Education Tutorial School	December 13, 2018
10	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Xinping Hengshui Experimental Middle School	January 12, 2021
11	Shanxi Long-Spring Enterprise Management Co., Ltd.	91140200MA0KKN7CX9	56%	Datong Hengshi Gaokao Tutorial School	January 12, 2021
12	Yunnan Bainian Long-Spring Technology Co., Ltd.	91530111MA6PGFBRX	56%	Yunnan Hengshui Wenshan Experimental High School	January 12, 2021
13	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Qiubei Experimental High School	January 12, 2021
14	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Mengla Hengshui Experimental High School	January 12, 2021